Exhibit 10.2

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
AND
FIRST AMENDMENT TO US SECURITY AGREEMENT

This First Amendment to Third Amended and Restated Credit Agreement and First Amendment to US Security Agreement (this “Amendment”) is executed as of the 14th day of March, 2012 (the “First Amendment Effective Date”), by and among Stewart & Stevenson LLC, a Delaware limited liability company (the “Company”), Stewart & Stevenson Distributor Holdings LLC, a Delaware limited liability company (“SSDH”), Stewart & Stevenson Power Products LLC, a Delaware limited liability company (“SSPP”), Stewart & Stevenson Petroleum Services LLC, a Delaware limited liability company (“SSPS”), Stewart & Stevenson Funding Corp., a Delaware corporation (“SSC”), Stewart & Stevenson Material Handling LLC, a Delaware limited liability company formerly known as S&S Agent LLC (“SSMH”), Stewart & Stevenson Manufacturing Technologies LLC, a Delaware limited liability company (“SSMT”), EMDSI - Hunt Power, L.L.C., a Delaware limited liability company (“EMDSI”), each as a US Borrower, Stewart & Stevenson Canada Inc., a New Brunswick corporation (“SS Canada”), as a Canadian Borrower (the US Borrowers and the Canadian Borrower are together referred to herein as the “Borrowers” and each individually, a “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”) and as the US Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as the Canadian Administrative Agent and as the Canadian Collateral Agent, and JPMorgan Chase Bank, N.A., as the Export-Related Lender.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the US Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the Export-Related Lender are parties to that certain Third Amended and Restated Credit Agreement dated as of December 23, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

WHEREAS, the Company, SSDH, SSPP, SSPS, SSC, SSMH, SSMT, EMDSI and the US Collateral Agent are parties to that certain Third Amended and Restated Pledge and Security Agreement dated as of December 23, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “US Security Agreement”), pursuant to which the US Loan Parties pledged certain assets to secure Secured Obligations; and

WHEREAS, the Borrowers, the Lenders party hereto, the Administrative Agent, the US Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the Export-Related Lender desire to amend the Credit Agreement and the US Security Agreement as set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1                 Amendments to Credit Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, but subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1                            Amended Definitions.  The definitions of “Canadian Fixed Asset Component”, “Canadian Fixed Asset Component Limit”, “Collateral”, “Effective Date”, “Eligible Mortgaged Real Property”, “Excluded Subsidiary”, “Fixed Asset Collateral”, “US Fixed Asset Component” and “US Fixed Asset Component Limit” contained in Section 1.1 of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

“Canadian Fixed Asset Component” means an amount established by the Canadian Administrative Agent prior to June 30, 2012 upon its receipt of (a) an appraisal and environmental reports of the Canadian Borrowers’ Fixed Asset Collateral and all other Collateral Documents and other documents related to the Canadian Borrowers’ Fixed Asset Collateral that are required to be  delivered to the Canadian Collateral Agent pursuant to Section 5.14, in form and substance reasonably satisfactory to the Canadian Administrative Agent and (b) the Canadian Fixed Asset Component Limit Notice, which amount shall be equal to the lesser of (i) the Canadian Fixed Asset Component Limit and (ii) seventy-five percent (75%) of the Appraised Value of the Canadian Borrowers’ Fixed Asset Collateral allocated to the Canadian Fixed Asset Component.  For purposes of clarity, the Canadian Fixed Asset Component shall be $0 as of the Effective Date. The Canadian Fixed Asset Component shall be reduced by (x) the Canadian Fixed Asset Amortization Amount applicable to the Canadian Fixed Asset Component on the first day of each month commencing on the first day of the first full month following the establishment of the Canadian Fixed Asset Amortization Amount and continuing on the first day of each month thereafter throughout the term of this Agreement and (y) the percentage of the Appraised Value of any Fixed Asset Collateral allocated to the Canadian Fixed Asset Component which (1) is the subject of a casualty event (including, without limitation, damage, destruction or condemnation) or a Permitted Fixed Asset Disposition, or (2) is no longer Eligible Equipment or Eligible Mortgaged Real Property (as applicable) less in each case the portion of such amount that has already been reduced from the Canadian Fixed Asset Component as a result of prior Canadian Fixed Asset Amortization Amount reductions, in each case such amounts being determined by the Canadian Administrative Agent in its sole discretion.

“Canadian Fixed Asset Component Limit” means the amount of the Fixed Asset Component Limit which a Borrower Representative designates in writing (the “Canadian Fixed Asset Component Limit Notice”) as the “Canadian Fixed Asset Component Limit” on or prior to June 30, 2012; provided, that, in no event shall (a) the Canadian Fixed Asset Component Limit exceed $15,000,000 in the aggregate or (b) the sum of the Canadian Fixed Asset Component Limit and the US Fixed Asset Component Limit exceed the Fixed Asset Component Limit.

“Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of either the US Collateral Agent or the Canadian Collateral Agent, on behalf of the Agents, the Lenders, the Export-Related Lender and the Other Secured Parties to secure all or a portion of the Secured Obligations, as applicable.  For the avoidance of doubt, none of the assets or property of an Excluded Subsidiary shall constitute “Collateral” under this Agreement or the other Loan Documents.

“Effective Date” means December 23, 2011.

“Eligible Mortgaged Real Property” means the Real Property owned by a Borrower described on Schedule 3.5, and the Real Property owned by a Borrower that is described by the Borrowers to the Administrative Agent or the Canadian Administrative Agent, as the case may be, on or prior to June 30, 2012 and upon the Administrative Agent’s and the Canadian Administrative Agent’s receipt of such information Schedule 3.5 shall be deemed to be amended to include such Real Property, in each case for which each of the following statements is accurate and complete (and each Borrower by including such Real Property in the Fixed Asset Component of the US Borrowing Base or the Canadian Borrowing Base (as applicable) shall be deemed to represent and warrant to the Agents, the Issuing Bank and each Lender the accuracy and completeness of such statements):

(a)                               such Borrower holds good and marketable title to the Real Property;

(b)                              the Real Property is subject to a first priority perfected security interest in favor of the US Collateral Agent or the Canadian Collateral Agent (as applicable), subject in each case to Permitted Senior Encumbrances, securing the Secured Obligations; and

(c)                               the Real Property is not subject to any Lien, except for Permitted Encumbrances and Liens in favor of the US Collateral Agent or the Canadian Collateral Agent (as applicable) securing the Secured Obligations.

“Excluded Subsidiary” means any Subsidiary of the Company which is not a Loan Party.  The Excluded Subsidiaries on the First Amendment Effective Date are Stewart & Stevenson Truck Holdings LLC, , a Delaware limited liability company Stewart & Stevenson de Venezuela, S.A., Transmissiones y Embragues, S.A., Stewart & Stevenson de las Americas Colombia Ltda., Stewart & Stevenson Hong Kong Limited and Stewart & Stevenson Acquisition LLC, a Delaware limited liability company.

“Fixed Asset Collateral” means Collateral constituting (a) the Eligible Mortgaged Real Property described in Schedule 3.5, and the Eligible Mortgaged Real Property that is identified by the Borrowers to the Administrative Agent or the Canadian Administrative Agent, as the case may be, on or prior to June 30, 2012 and upon the Administrative Agent or the Canadian Administrative Agent’s receipt of such information Schedule 3.5 shall be deemed to be amended to include such Real Property, in each case, together with any fixtures thereon, and (b) Eligible Equipment, in each case owned by a US Borrower or a Canadian Borrower.

“US Fixed Asset Component” means an amount established by the Administrative Agent prior to June 30, 2012 upon its receipt of (a) an appraisal and environmental reports of the US Borrowers’ Fixed Asset Collateral and any title endorsement related to the US Borrowers’ Fixed Asset Collateral required to be delivered to the Administrative Agent pursuant to Section 5.15, in form and substance reasonably satisfactory to the Administrative Agent and (b) the US Fixed Asset Component Limit Notice, which amount shall be equal to the lesser of (x) the US Fixed Asset Component Limit and (y) seventy-five percent (75%) of the Appraised Value of the US Borrowers’ Fixed Asset Collateral allocated to the US Fixed Asset Component.  For purposes of clarity, the US Fixed Asset Component shall be $0 as of the Effective Date. The US Fixed Asset Component shall be reduced by (a) the US Fixed Asset Amortization Amount applicable to the US Fixed Asset Component on the first day of each month commencing on the first day of the first full month following the establishment of the US Fixed Asset Amortization Amount and continuing on the first day of each month thereafter throughout the term of this Agreement and (b) the percentage of the Appraised Value of any Fixed Asset Collateral allocated to the US Fixed Asset Component which (i) is the subject of a casualty event (including, without limitation, damage, destruction or condemnation) or a Permitted Fixed Asset Disposition, or (ii) is no longer Eligible Equipment or Eligible Mortgaged Real Property (as applicable) less in each case the portion of such amount that has already been reduced from the US Fixed Asset Component as a result of prior US Fixed Asset Amortization Amount reductions, in each case such amounts being determined by the Administrative Agent in its sole discretion.

“US Fixed Asset Component Limit” means the amount of the Fixed Asset Component Limit which a Borrower Representative designates in writing (the “US Fixed Asset Component Limit Notice”) as the “US Fixed Asset Component Limit” on or prior to June 30, 2012; provided, that, in no event shall the sum of the Canadian Fixed Asset Component Limit and the US Fixed Asset Component Limit exceed the Fixed Asset Component Limit.”

1.2                            New Definitions.  Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order definitions for the terms “First Amendment” and “First Amendment Effective Date” which shall read in full as follows:

“First Amendment” means that certain First Amendment to Credit Agreement dated as of March 14, 2012 among the Borrowers, the Lenders party thereto, the Administrative Agent, the US Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the Export-Related Lender.

“First Amendment Effective Date” means March 14, 2012, the date on which the First Amendment is effective.

1.3                            Amendment to Section 3.15 of the Credit Agreement.  Section 3.15 of the Credit Agreement shall be amended to add the text “As of the Effective Date,” at the beginning of such Section.

1.4                            Amendment to Section 5.9 of the Credit Agreement.  Section 5.9 of the Credit Agreement shall be amended to delete the reference to “business interruption;” therein.

1.5                            Amendment to Section 5.12(b) of the Credit Agreement.  Section 5.12(b) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“(b)                        The Administrative Agent and the Canadian Administrative Agent shall have received an appraisal of the Borrowers’ owned Real Property and equipment to the extent such Real Property and equipment is to be included in the Canadian Fixed Asset Component or the US Fixed Asset Component (as applicable) from a firm(s) satisfactory to the Administrative Agent and the Canadian Administrative Agent and prepared on a basis satisfactory to the Administrative Agent and Canadian Administrative Agent, which appraisals shall include information required by applicable laws and regulations, including, without limitation, such form and substance as is required under the rules, statutes and/or policies of the Financial Institutions Reform Recovery and Enforcement Act (FIRREA) for the Real Property appraisals.  Appraisals received under this paragraph shall be used by the Administrative Agent and the Canadian Administrative Agent to establish the amount of the Canadian Fixed Asset Component or the US Fixed Asset Component (as applicable); provided that to the extent the Administrative Agent and the Canadian Administrative Agent have not received such appraisals on or prior to June 30, 2012 for a parcel of Real Property or related equipment, the Canadian Fixed Asset Component or the US Fixed Asset Component, as applicable, shall not include any amount related to such Real Property and equipment for which the appraisal was not received.”

1.6                            Amendment to Section 5.14 of the Credit Agreement.  Section 5.14 of the Credit Agreement shall be amended by adding the following paragraph to the end thereof:

“For the avoidance of doubt, no Excluded Subsidiary shall be required to comply with, and no Loan Party shall cause an Excluded Subsidiary to comply with, any of the provisions of this Section 5.14.”

1.7                            Amendment to Section 5.15 of the Credit Agreement.  Section 5.15 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“Section 5.15         Post Closing Deliveries.  On or prior to June 30, 2012, the Borrowers shall deliver, or cause to be delivered, to the Administrative Agent:

(a)                               mortgages, deeds of trust, financing statements or other instruments, all in form and substance satisfactory to the Administrative Agent (and executed and acknowledged where necessary or appropriate for recording),  creating a valid Lien on the Real Property owned by EMDSI; and

(b)                              for all Real Property owned by the Borrowers on the Effective Date, which is subject to a Mortgage on the Effective Date or shall be subject to a Mortgage after the Effective Date pursuant to clause (a) above, (i) a policy or policies of flood insurance in amounts acceptable to the Administrative Agent based on all FEMA flood determinations received by the Administrative Agent after the Effective Date and issued by a nationally recognized insurance company, together with such endorsements, coinsurance, and reinsurance as may reasonably be requested by the Administrative Agent and available in the state in which the Real Property of any Borrower is located, (ii) a policy or policies of title insurance in amounts reasonably acceptable to the Administrative Agent or the Canadian Administrative Agent, as applicable, and issued by a nationally recognized insurance company, together with such endorsements, coinsurance, and reinsurance as may reasonably be requested by the Administrative Agent or the Canadian Administrative Agent, as applicable, and available in the state or province in which the Real Property of any Borrower is located, insuring the Lien created by any Mortgage as a first lien on such Real Property (subject to Permitted Encumbrances of the type described in clauses (a) to (c) and (f) of the definition thereof, subject to the provisos at the end of such definition) in such amount(s) as may be reasonably determined by Administrative Agent or the Canadian Administrative Agent, as applicable, and to the extent any and all existing title policies do not provide sufficient coverage and taking into account (x) any appraisals received by the Administrative Agent and the Canadian Administrative Agent after the Effective Date, (y) the Fixed Asset Component Limit and (z) the coverage available under all title policies provided to the Administrative Agent and the Canadian Administrative Agent, (iii) modification and/ or down date endorsement(s) to any existing title policies with respect to the modification of any deed of trust or mortgage or a new policy of title insurance in an amount reasonably acceptable to the Administrative Agent or the Canadian Administrative Agent, as applicable, in each case where the endorsement is unavailable as a result of such modification or a new policy is required by the Administrative Agent or the Canadian Administrative Agent, as applicable, due to an increase in value at the time of such modification, and (iv) such other documents, abstracts, appraisals, environmental site assessments and legal opinions as reasonably requested by the Administrative Agent or the Canadian Administrative Agent, as applicable, in each case in form and substance satisfactory to the Administrative Agent or the Canadian Administrative Agent, as applicable.

The Borrowers’ failure to comply with any requirement of this Section 5.15 on or before June 30, 2012 shall constitute an immediate Event of Default.”

SECTION 2                 Amendments to the US Security Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, but subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the US Security Agreement is hereby amended as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1                            Amendment and Restatement of Exhibit D.  Exhibit D to the US Security Agreement is hereby deleted and amended and restated in its entirety by Exhibit D attached hereto.

2.2                            Amendment and Restatement of Exhibit I.  Exhibit I to the US Security Agreement is hereby deleted and amended and restated in its entirety by Exhibit I attached hereto.

2.3                            Amendment and Restatement of Exhibit K.  Exhibit K to the US Security Agreement is hereby deleted and amended and restated in its entirety by Exhibit K attached hereto.

SECTION 3                 Conditions Precedent.  The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof and the amendments to the US Security Agreement in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

3.1                            Counterparts.  The Administrative Agent shall have been provided with executed counterparts of this Amendment duly executed and delivered by the Borrowers and Required Lenders.

3.2                            Documentation.  The Administrative Agent shall have received such documents, instruments and agreements as it may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

3.3                            No Material Adverse Effect.  No Material Adverse Effect shall have occurred with respect to any Loan Party.

3.4                            Representations and Warranties.  (a) The representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date and (b) the representations and warranties of each Loan Party contained in this Amendment shall be true and correct on and as of the First Amendment Effective Date.

3.5                            Absence of Defaults.  After giving effect to this Amendment, no Default or Event of Default shall exist.

SECTION 4                 Representations and Warranties.  In order to induce the Administrative Agent, the US Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent, the Export-Related Lender and the Lenders to enter into this Amendment, the Borrowers hereby jointly and severally represent and warrant to the Administrative Agent, the US Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent, the Export-Related Lender and the Lenders that:

4.1                            Accuracy of Representations and Warranties.  Each of the representations and warranties of each Borrower contained in the Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

4.2                            Due Authorization, No Conflicts.  The execution, delivery and performance by the Borrowers of this Amendment are within the Borrowers’ limited liability company or corporate power have been duly authorized by all necessary limited liability company or corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries except for Permitted Encumbrances.

4.3                            Validity and Binding Effect.  This Amendment constitutes the valid and binding obligations of the Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

4.4                            Absence of Defaults.  Neither a Default nor an Event of Default has occurred which is continuing.

4.5                            Inaction by Administrative Agent or Lenders.  No failure or delay on the part of Administrative Agent or Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.

4.6                            No Defense.  No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Secured Obligations on the date hereof.

4.7                            Stewart & Stevenson Acquisition LLC.  The Borrowers represent and warrant that, as of the First Amendment Effective Date, Stewart & Stevenson Acquisition LLC, a Delaware limited liability company, (a) owns no Property and (b) is a wholly owned Subsidiary of the Company.

SECTION 5                 Miscellaneous.

5.1                            Reaffirmation of Loan Documents; Extension of Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended hereby, remain in full force and effect.  The Borrowers hereby extend the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

5.2                            Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3                            Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until this Amendment has been executed by each Borrower and the Required Lenders at which time this Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers and all Lenders.  Facsimiles shall be effective as originals.

5.4                            COMPLETE AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5                            Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.6                            No Implied Waivers.  No failure or delay on the part of the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.7                            Review and Construction of Documents.  Each Borrower hereby acknowledges, and represents and warrants to the Administrative Agent, the US Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent, the Export-Related Lender and the Lenders, that (a) such Borrower has had the opportunity to consult with legal counsel of its own choice and have been afforded an opportunity to review this Amendment with its legal counsel, (b) such Borrower has reviewed this Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Borrower has executed this Amendment of its own free will and volition, and (d) this Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders.  The recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

5.8                            Arms-Length/Good Faith.  This Amendment has been negotiated at arms-length and in good faith by the parties hereto.

5.9                            Interpretation.  Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

5.10                    Severability.  In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this

Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

5.11                    Further Assurances.  Each Borrower agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Administrative Agent, the US Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent, the Export-Related Lender or the Lenders as necessary or advisable to carry out the intents and purposes of this Amendment.

5.12                    WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.13                    Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

5.14                    Effectiveness.  This Amendment shall be effective automatically and without necessity of any further action by any Borrower, Administrative Agent or Lenders when counterparts hereof have been executed by each Borrower and the Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

THE BORROWERS:	STEWART & STEVENSON LLC,
a Delaware limited liability company

	By:	/s/ Robert L. Hargrave
	Name:	Robert L. Hargrave
	Title:	Vice Chairman

STEWART & STEVENSON DISTRIBUTOR HOLDINGS LLC, a Delaware limited liability company

	By:	Stewart & Stevenson LLC,
its sole member

	By:	/s/ Robert L. Hargrave
	Name:	Robert L. Hargrave
	Title:	Vice Chairman

STEWART & STEVENSON POWER PRODUCTS LLC, a Delaware limited liability company

	By:	Stewart & Stevenson LLC,
its sole member

	By:	/s/ Robert L. Hargrave
	Name:	Robert L. Hargrave
	Title:	Vice Chairman

STEWART & STEVENSON PETROLEUM SERVICES LLC, a Delaware limited liability company

	By:	Stewart & Stevenson LLC,
its sole member

	By:	/s/ Robert L. Hargrave
	Name:	Robert L. Hargrave
	Title:	Vice Chairman

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

STEWART & STEVENSON FUNDING CORP.,
a Delaware corporation

By:	/s/ Robert L. Hargrave
Name:	Robert L. Hargrave
Title:	Vice Chairman

STEWART & STEVENSON MATERIAL HANDLING LLC, a Delaware limited liability company

By:	Stewart & Stevenson LLC,
its sole member

By:	/s/ Robert L. Hargrave
Name:	Robert L. Hargrave
Title:	Vice Chairman

STEWART & STEVENSON MANUFACTURING TECHNOLOGIES LLC, a Delaware limited liability company

By:	Stewart & Stevenson LLC,
its sole member

By:	/s/ Robert L. Hargrave
Name:	Robert L. Hargrave
Title:	Vice Chairman

EMDSI - HUNT POWER, L.L.C., a Delaware limited liability company

By:	Stewart & Stevenson LLC,
its sole member

By:	/s/ Robert L. Hargrave
Name:	Robert L. Hargrave
Title:	Vice Chairman

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

STEWART & STEVENSON CANADA, INC.,
a New Brunswick corporation

By:	/s/ Robert L. Hargrave
Name:	Robert L. Hargrave
Title:	President

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

THE US ADMINISTRATIVE AGENT, THE US COLLATERAL AGENT, THE ISSUING BANK, THE SWINGLINE LENDER AND A US LENDER:
JPMORGAN CHASE BANK, N.A.,
individually, as a US Lender, as the Administrative Agent, the US Collateral Agent, the Issuing Bank and the Swingline Lender

	By:	/s/ Christy L. West
Christy L. West
Authorized Officer

JPMORGAN CHASE BANK, N.A., TORNTO BRANCH, individually as a Canadian Lender, as the Canadian Administrative Agent and the Canadian Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the Export-Related Lender

By:
Randall Mascorro
Authorized Officer

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a US Lender

By:	/s/ Kevin S. Fong
Name:	Kevin S. Fong
Title:	Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:
Name:	Domenic Cosentino
Title:	Vice President

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

SUNTRUST BANK, as a US Lender

By:
Name:
Title:

SUNTRUST BANK, as a Canadian Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

PNC BANK, NATIONAL ASSOCIATION, as a US Lender

By:
Name:	David Holland
Title:	VP, Portfolio Manager

PNC BANK, NATIONAL ASSOCIATION, as a Canadian Lender

By:
Name:	David Holland
Title:	VP, Portfolio Manager

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

U.S. BANK NATIONAL ASSOCIATION, as a US Lender

By:
Name:	Matthew Kasper
Title:	Portfolio Manager

U.S. BANK NATIONAL ASSOCIATION CANADA BRANCH, as a Canadian Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

CITY NATIONAL BANK, as a US Lender

By:
Name:
Title:

CITY NATIONAL BANK, as a Canadian Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

FROST NATIONAL BANK, as a US Lender

By:
Name:
Title:

FROST NATIONAL BANK, as a Canadian Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement – Stewart & Stevenson

EXHIBIT D

GRANTOR’S INFORMATION AND COLLATERAL LOCATIONS

(Attached)

D - 1

EXHIBIT I

FIXTURES

(Attached)

I - 1

EXHIBIT K

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

(Attached)

K- 1